UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Effective as of 6:01 p.m. (EDT), on Wednesday, February 16, 2005, i2 Technologies, Inc. (the “Company) completed a 1-for-25 reverse split of its common stock. The reverse split was previously reported in Item 8.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2004. The information in such Item 8.01 is incorporated by reference herein. Following the reverse split, the Company’s common stock commenced trading under the new ticker symbol “ITWH” on the over-the-counter Pink Sheets at 9:30 a.m. (EDT), Thursday, February 17, 2005.

On February 15, 2005, the Company filed a Certificate of Amendment of Restated Certificate of Incorporation to effect the reverse split. The Certificate of Amendment is attached as Exhibit 3.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of i2 Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: February 18, 2005

By:	/s/ Katy Murray
Katy Murray
Executive Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of i2 Technologies, Inc.

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